SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): JULY 30, 1999.


                                HEICO CORPORATION
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                 (State or other jurisdiction of incorporation)

       001-04604                                          65-0341002
(Commission File Number)                       (IRS Employer Identification No.)

                                3000 TAFT STREET
                            HOLLYWOOD, FLORIDA 33021
                         (Address of principal offices)

Registrant's telephone number, including area code: (954) 987-6101


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to a Stock Purchase Agreement dated as of July 12, 1999 (the "Stock Purchase Agreement"), the Registrant acquired all of the outstanding capital stock of Thermal Structures, Inc. and its Quality Honeycomb, Inc. affiliate (together "Thermal"). The closing of the transaction occurred on July 30, 1999 and was effective as of June 30, 1999. In consideration of this acquisition, the Registrant paid $29,150,000 in cash at the closing, and assumed approximately $4,000,000 in debt. The assumed debt was repaid by the Registrant at closing. Subject to meeting certain earnings objectives, one of Thermal's selling shareholders could receive additional consideration of up to $1,000,000 over three years. The purchase price will be adjusted based on the actual net worth of Thermal as of June 30, 1999. The purchase price was determined through arms-length negotiations. This acquisition is being accounted for using the purchase method of accounting.

Corona, CA-based Thermal is a leading manufacturer of thermal insulation products and related components primarily for aerospace and defense applications. Founded in 1975, Thermal's customers include major airlines worldwide, certain aerospace, defense and other transportation original equipment manufacturers as well as electrical power generation turbine manufacturers.

The source of the purchase price was proceeds from the Registrant's $120 million revolving credit facility.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial statements of businesses acquired

         The financial statements of Thermal Structures, Inc. required by Rule 3-05(b) of Regulation S-X are included as Exhibits 99.1 and 99.2. Financial statements of Quality Honeycomb, Inc. are not included herein in accordance with 3.05(b) due to insignificance.

(b)      Pro forma financial information

         The following unaudited pro forma consolidated condensed financial information is furnished in accordance with Article 11 of Regulation S-X:

         Introductory note to unaudited pro forma consolidated condensed financial statements (page 3).
         Unaudited pro forma consolidated condensed balance sheet as of April 30, 1999 (page 4).
         Unaudited pro forma consolidated condensed statement of operations for the six months ended April 30, 1999 (page 5).
         Unaudited pro forma consolidated condensed statement of operations for the year ended October 31, 1998 (page 6).
         Notes to unaudited pro forma consolidated condensed financial statements (pages 7-9).

(c)      Exhibits

         2.1 Stock Purchase Agreement dated as of July 12, 1999 among HEICO Corporation, Thermal Structures, Inc., Quality Honeycomb, Inc., David A. Janes, Vaughn Barnes, Stephen T. Braunheim, DLD Investments, LLC, and Acme Freight, LLC (without schedules and exhibits).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HEICO CORPORATION

Date:    August 13, 1999

                                  By:      /S/ THOMAS S. IRWIN
                                     -----------------------------------------
                                     Thomas S. Irwin, Executive Vice President
                                     and Chief Financial Officer

                       HEICO CORPORATION AND SUBSIDIARIES
                         INTRODUCTORY NOTE TO UNAUDITED
              PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated condensed balance sheet and statements of operations utilize the historical financial condition and results of operations of HEICO Corporation and subsidiaries (the Company) as of April 30, 1999 and for the six months then ended and for the year ended October 31, 1998. The unaudited pro forma consolidated condensed financial statements have been prepared on the basis summarized below:

         1. The unaudited pro forma consolidated condensed balance sheet as of April 30, 1999, assumes that the Company's acquisition of all of the outstanding stock of Thermal Structures, Inc. (TSI) and its Quality Honeycomb, Inc. (QHC) affiliate had been consummated as of that date.

         2. The unaudited pro forma consolidated condensed statement of operations for the six months ended April 30, 1999, assumes that the Company's acquisition of all of the outstanding capital stock of TSI and QHC had been consummated as of the beginning of the six-month period ended April 30, 1999.

         3. The unaudited pro forma consolidated condensed statement of operations for the year ended October 31, 1998, assumes the acquisitions of all of the outstanding capital stock of McClain International, Inc. (see Form 8-K dated July 31, 1998 for description of acquisition), TSI and QHC had been consummated as of the beginning of the year ended October 31, 1998.

The unaudited pro forma consolidated condensed statements of operations are not necessarily indicative of actual operating results had the acquisitions been made at the beginning of the periods presented or of future results of operations.

Effective June 30, 1999, TSI consummated an agreement and plan of merger whereby TSI's parent, Thermal Holdings, Inc., formerly a subsidiary of California Manufacturing Enterprises, Inc. (CME), was merged with TSI and CME. TSI continues as the surviving entity. TSI has accounted for the merger as an exchange of common stock between companies under common control, accordingly, assets and liabilities transferred were accounted for at historical costs in a manner similar to that in pooling-of-interests accounting. The accompanying unaudited pro forma consolidated condensed balance sheet and statements of operations as of April 30, 1999 and for the six months then ended and for the year ended October 31, 1998 were not retroactively restated to reflect this transaction due to immateriality.

                       HEICO CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                              as of April 30, 1999
                                   (unaudited)

                                                              HEICO              Thermal           Quality
                                                           Corporation(1)    Structures, Inc.(2) Honeycomb, Inc.(3)
                                                         -------------         -------------      -------------
                           ASSETS
Current assets:
   Cash and cash equivalents                             $  17,674,000         $     412,000      $      23,000
   Short-term investments                                    5,548,000                    --                 --
   Accounts receivable, net                                 22,138,000             3,296,000             49,000
   Inventories                                              31,456,000             1,718,000             92,000
   Prepaid expenses and other current assets                 3,117,000               630,000              9,000
   Deferred income taxes                                     1,241,000               149,000                 --
                                                         -------------         -------------      -------------
     Total current assets                                   81,174,000             6,205,000            173,000

Property, plant and equipment,  net                         20,985,000               780,000            120,000
Intangible assets,  net                                     71,858,000                    --                 --
Unexpended bond proceeds                                     1,795,000                    --                 --
Deferred income taxes                                        1,724,000                    --                 --
Other assets                                                 5,480,000               522,000             90,000
                                                         -------------         -------------      -------------
     Total assets                                        $ 183,016,000         $   7,507,000      $     383,000
                                                         =============         =============      =============

            LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:

   Current maturities of long-term debt                  $     398,000         $          --      $          --
   Trade accounts payable                                    7,498,000               667,000              7,000
   Accrued expenses and other current liabilities            7,981,000               466,000             21,000
   Income taxes payable                                        286,000               201,000              1,000
                                                         -------------         -------------      -------------
     Total current liabilities                              16,163,000             1,334,000             29,000
                                                         -------------         -------------      -------------
Long-term debt, net of current maturities                   10,009,000                    --                 --
Other non-current liabilities                                3,683,000                    --                 --
                                                         -------------         -------------      -------------
Minority interest in consolidated subsidiary                19,550,000                    --                 --
                                                         -------------         -------------      -------------
Shareholders' equity:

   Preferred stock, none issued                                     --                    --                 --
   Common stock                                                 85,000               221,000             50,000
   Class A common stock                                         72,000                    --                 --
   Capital in excess of par value                           92,649,000                    --                 --
   Accumulated other comprehensive income                     (816,000)                   --                 --
   Retained earnings (deficit)                              43,628,000            12,667,000           (131,000)
   Due to (from) affiliates                                         --            (6,715,000)           435,000
                                                         -------------         -------------      -------------
                                                           135,618,000             6,173,000            354,000
Less: Note receivable from employee savings
          and investment plan                               (2,007,000)                   --                 --
                                                         -------------         -------------      -------------
     Total shareholders' equity                            133,611,000             6,173,000            354,000
                                                         -------------         -------------      -------------
     Total liabilities and shareholders' equity          $ 183,016,000         $   7,507,000      $     383,000
                                                         =============         =============      =============

                                                          Pro Forma              Pro Forma
                                                          Adjustments            Combined
                                                         -------------         -------------
                           ASSETS

Current assets:
   Cash and cash equivalents                             $  (2,747,000)*       $  15,362,000
   Short-term investments                                           --             5,548,000
   Accounts receivable, net                                         --            25,483,000
   Inventories                                                      --            33,266,000
   Prepaid expenses and other current assets                        --             3,756,000
   Deferred income taxes                                            --             1,390,000
                                                         -------------         -------------
     Total current assets                                   (2,747,000)           84,805,000

Property, plant and equipment,  net                                 --            21,885,000
Intangible assets,  net                                     27,638,000            99,496,000
Unexpended bond proceeds                                            --             1,795,000
Deferred income taxes                                               --             1,724,000
Other assets                                                  (418,000)(4)         5,674,000
                                                         -------------         -------------
     Total assets                                        $  24,473,000         $ 215,379,000
                                                         =============         =============

            LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:

   Current maturities of long-term debt                  $          --         $     398,000
   Trade accounts payable                                           --             8,172,000
   Accrued expenses and other current liabilities                   --             8,468,000
   Income taxes payable                                             --               488,000
                                                         -------------         -------------
     Total current liabilities                                      --            17,526,000
                                                         -------------         -------------
Long-term debt, net of current maturities                24,338,000 **            34,347,000
Other non-current liabilities                                       --             3,683,000
                                                         -------------         -------------
Minority interest in consolidated subsidiary                 6,662,000 (6)        26,212,000
                                                         -------------         -------------
Shareholders' equity:

   Preferred stock, none issued
   Common stock                                               (271,000)(7)            85,000
   Class A common stock                                             --                72,000
   Capital in excess of par value                                   --            92,649,000
   Unrealized loss on investments                                   --              (816,000)
   Retained earnings                                       (12,536,000)(7)        43,628,000
   Due to (from) affiliates                                  6,280,000 (7)                --
                                                         -------------         -------------
                                                            (6,527,000)          135,618,000
Less: Note receivable from employee savings
          and investment plan                                       --            (2,007,000)
                                                         -------------         -------------
     Total shareholders' equity                             (6,527,000)          133,611,000
                                                         -------------         -------------
     Total liabilities and shareholders' equity          $  24,473,000         $ 215,379,000
                                                         =============         =============

See accompanying notes to unaudited pro forma consolidated financial statements

*  PRO-FORMA ADJUSTMENT TO CASH AND CASH EQUIVALENTS

Estimated purchase price adjustment                      $    (397,000)(5)
Cash used for purchase price                                (2,350,000)(5)
                                                         =============
                                                         $  (2,747,000)
                                                         =============
** PRO-FORMA ADJUSTMENT TO LONG-TERM DEBT

Proceeds from revolving credit facility                  $  31,000,000 (5)
Assumed additional cash investment by  Luftansa
    in HEICO Aerospace used to repay debt                   (6,662,000)(6)
                                                         =============
                                                         $  24,338,000
                                                         =============

                       HEICO CORPORATION AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                     For the six months ended April 30, 1999
                                   (unaudited)

                                        HEICO              Thermal          Quality             Pro Forma         Pro Forma
                                     Corporation(1)  Structures, Inc.(2) Honeycomb, Inc.(3)    Adjustments         Combined
                                     ------------      ------------      ------------          ------------      ------------
Net sales                            $ 60,942,000      $  8,393,000      $    203,000          $     --          $ 69,538,000
                                     ------------      ------------      ------------          ------------      ------------
Operating costs and expenses:

Cost of sales                          35,830,000         4,719,000           258,000                --            40,807,000
Selling, general and administrative
    expenses                           10,563,000         3,170,000            54,000        (1,185,000)(8)        12,602,000
                                     ------------      ------------      ------------          ------------      ------------
Total operating costs and expenses     46,393,000         7,889,000           312,000        (1,185,000)           53,409,000
                                     ------------      ------------      ------------          ------------      ------------

Operating income (loss)                14,549,000           504,000          (109,000)        1,185,000            16,129,000

Interest and other expense               (821,000)          (11,000)               --          (969,000)(9)        (1,801,000)
Interest and other income                 547,000                --                --           (64,000)(10)          483,000
                                     ------------      ------------      ------------          ------------      ------------
Income (loss) before income taxes
   and minority interest               14,275,000           493,000          (109,000)          152,000            14,811,000

Income tax expense                      5,151,000           201,000                --           205,000(11)         5,557,000
                                     ------------      ------------      ------------          ------------      ------------
Income (loss) before
   minority interest                    9,124,000           292,000          (109,000)          (53,000)            9,254,000

Minority interest                       1,831,000                --                --            (5,000)            1,826,000
                                     ------------      ------------      ------------          ------------      ------------
Net income (loss)                    $  7,293,000      $    292,000      $   (109,000)     $    (48,000)         $  7,428,000
                                     ============      ============      ============          ============      ============
Net income per share
    Basic                            $       0.52                                                                $       0.53
                                     ============                                                                ============
    Diluted                          $       0.43                                                                $       0.44
                                     ============                                                                ============
Weighted average number of common
   shares outstanding
   Basic                               13,911,609                                                                  13,911,609
                                     ============                                                                ============
   Diluted                             16,845,280                                                                  16,845,280
                                     ============                                                                ============

See accompanying notes to unaudited pro forma consolidated financial statements

                       HEICO CORPORATION AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                  For the twelve months ended October 31, 1998
                                   (unaudited)

                                                    HEICO               Thermal               Quality
                                                  Corporation(13)  Structures, Inc.(14)  Honeycomb, Inc.(15)
                                                 -------------      -------------         -------------

Net sales                                        $  95,351,000      $  19,022,000         $     548,000
                                                 -------------      -------------         -------------
Operating costs and expenses:

Cost of sales                                       59,247,000         10,065,000               497,000
Selling, general and administrative expenses        17,140,000          5,620,000                73,000
                                                 -------------      -------------         -------------
Total operating costs and expenses                  76,387,000         15,685,000               570,000
                                                 -------------      -------------         -------------
Operating income (loss)                             18,964,000          3,337,000               (22,000)

Interest and other expense                            (984,000)                --                    --
Interest and other income                            2,062,000             52,000                    --
                                                 -------------      -------------         -------------
Income (loss) before income taxes and
  minority interest                                 20,042,000          3,389,000               (22,000)

Income tax expense                                   6,914,000          1,296,000                 1,000
                                                 -------------      -------------         -------------
Income (loss) before minority interest              13,128,000          2,093,000               (23,000)

Minority interest                                    2,619,000                 --                    --
                                                 -------------      -------------         -------------
Net income (loss)                                $  10,509,000      $   2,093,000         $     (23,000)
                                                 =============      =============         =============
Net income per share:
    Basic                                        $        0.84
                                                 =============
    Diluted                                      $        0.68
                                                 =============
Weighted average number of common
   shares outstanding
   Basic                                            12,499,079
                                                 =============
   Diluted                                          15,540,620
                                                 =============


                                                  McClain                  Pro Forma               Pro Forma
                                             International, Inc.(16)      Adjustments               Combined
                                                 -------------           -------------            -------------

Net sales                                        $   9,696,000           $          --            $ 124,617,000
                                                 -------------           -------------            -------------
Operating costs and expenses:

Cost of sales                                        4,720,000                      --               74,529,000
Selling, general and administrative expenses         1,759,000              (1,938,000)(8)           22,654,000
                                                 -------------           -------------            -------------
Total operating costs and expenses                   6,479,000              (1,938,000)              97,183,000
                                                 -------------           -------------            -------------
Operating income (loss)                              3,217,000               1,938,000               27,434,000

Interest and other expense                                  --              (3,359,000)(9)           (4,343,000)
Interest and other income                               93,000                (688,000)(10)           1,519,000
                                                 -------------           -------------            -------------
Income (loss) before income taxes and
  minority interest                                  3,310,000              (2,109,000)              24,610,000

Income tax expense                                          --                 904,000                9,115,000
                                                 -------------           -------------            -------------
Income (loss) before minority interest               3,310,000              (3,013,000)              15,495,000

Minority interest                                           --                 643,000                3,262,000
                                                 -------------           -------------            -------------
Net income (loss)                                $   3,310,000           $  (3,656,000)           $  12,233,000
                                                 =============           =============            =============
Net income per share:
    Basic                                                                                         $        0.98
                                                                                                  =============
    Diluted                                                                                       $        0.79
                                                                                                  =============
Weighted average number of common
   shares outstanding
   Basic                                                                                             12,499,079
                                                                                                  =============
   Diluted                                                                                           15,540,620
                                                                                                  =============

See accompanying notes to unaudited pro forma consolidated financial statements

                       HEICO CORPORATION AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

(1) As reported in the Company's Form 10-Q as of and for the six-month period ended April 30, 1999.

(2) Represents Thermal Structure's balance sheet and statement of operations as of and for six-month period ended April 30, 1999.

(3) Represents Quality Honeycomb's balance sheet and statement of operations as of and for six-month period ended June 30, 1999.

(4) Represents other assets of $418,000 not acquired from the shareholders of Thermal Structures.

(5) Represents adjustments to record acquired assets and assumed liabilities based on their fair market values and the excess of cost over the fair value of net assets acquired from the acquisition.

       The origin of the purchase costs is as follows:

Purchase costs:

   Cash paid from revolving credit facility proceeds            ***$31,000,000
   Cash paid from cash and cash equivalents on hand                  2,350,000
   Cash acquired                                                      (435,000)
   Estimated purchase price adjustment                                 397,000
                                                                  ------------
         Total purchase cost (including estimated acquisition

          costs of $.2 million), net of cash acquired             $ 33,312,000
                                                                  ============

Allocation of purchase costs:

   Accounts receivable                                            $  3,345,000
   Inventories                                                       1,810,000
   Prepaid expenses and other current assets                           788,000
   Property, plant and equipment                                       900,000
   Other assets                                                        194,000
   Liabilities assumed                                              (1,363,000)
                                                                  ------------
                                                                     5,674,000

Excess of costs over the fair value of net assets acquired          27,638,000
                                                                  ------------
   Total allocation of purchase costs                             $ 33,312,000
                                                                  ============

*** Cash paid from revolving credit proceeds of $31 million includes $4 million in assumed debt repaid at closing. The assumed debt was incurred by Thermal Structures in May 99 and the proceeds were distributed to its shareholders.

(6) Represents assumed additional cash investment by Luftansa Technik AG in the Company's 80% owned subsidiary HEICO Aerospace Holdings Corp. Pursuant to the Shareholders' Agreement between Luftansa Technik AG and the Company, Luftansa Technik AG has the right to particpate in certain investments by the Company in order to maintain its 20% interest. The assumption of participation is based on Luftansa Technik AG's pro rata participation in prior acquistions.

(7) Represents the elimination of Thermal Structures' and Quality Honeycomb's stockholders' equity.

(8) Represents the amortization of the excess of costs over the fair value of net assets acquired and elimination of shareholders' compensation and management fees.
                                                Six months     Twelve months
                                                  ended           ended
                                              April 30, 1999  October 31, 1998
                                                -----------      -----------
MCCLAIN
Amortization of the excess of costs
  over the fair value of net assets acquired
  (over 30 years)****                           $        --      $   942,000

Elimination of shareholders'
  compensation                                           --       (1,355,000)
                                                -----------      -----------
                                                         --         (413,000)
                                                -----------      -----------
THERMAL STRUCTURES AND QUALITY HONEYCOMB
Amortization of the excess of costs
  over the fair value of net assets acquired
  (over 30 years)****                               461,000          921,000
Elimination of management fees paid to sellers   (1,646,000)      (2,446,000)
                                                -----------      -----------
                                                 (1,185,000)      (1,525,000)
                                                -----------      -----------

                                                $(1,185,000)     $(1,938,000)
                                                ===========      ===========

**** The costs of the acquisition of Thermal Structures and Quality Honeycomb have been allocated to the assets acquired and the liabilities assumed based on their fair values at the date of the acquisition as determined by management. The allocation of the cost of the acquisitions is preliminary while the Company obtains final information regarding the fair values of all assets acquired; however, management believes that any adjustments to the amounts allocated will not have a material effect on the Company's financial position or results of operations.

(9) Represents interest expense incurred on borrowings under the revolving credit facility.
                                                  Six months     Twelve months
                                                    ended           ended
                                                April 30, 1999  October 31, 1998
                                                  -----------      -----------
MCCLAIN
Interest expense on $25 million at 6.75% in 1998           --       (1,266,000)
                                                  -----------      -----------
THERMAL STRUCTURES AND QUALITY HONEYCOMB
Interest expense on $31 million at 6.25% in 1999
and at 6.75% in 1998                                 (969,000)      (2,093,000)
                                                  -----------      -----------
                                                  $  (969,000)     $(3,359,000)
                                                  ===========      ===========

(10) Represents the elimination of investment income from cash used for the acquisitions and the elimination of interest income on assets not acquired as follows.

                                                  Six months     Twelve months
                                                    ended           ended
                                                April 30, 1999  October 31, 1998
                                                 -----------      -----------
MCCLAIN
Lost investment income on $10.8
  million at a rate of 5.65% at October 31, 1998 $        --      $  (459,000)
Elimination of interest income on
  assets not acquired                                     --          (93,000)
                                                 -----------      -----------
                                                          --         (552,000)
                                                 -----------      -----------
THERMAL STRUCTURES AND QUALITY HONEYCOMB
Lost investment income on $2.4 million at a rate
  of 5.30% at April 30, 1999 and 5.65%
  at October 31, 1998                            $   (64,000)     $  (136,000)
                                                 -----------      -----------
                                                 $   (64,000)     $  (688,000)
                                                 ===========      ===========


(11) To adjust for the effects of income taxes on (a) the historical earnings of the acquisition of McClain, an S Corporation prior to acquisition, as if it had been fully subject to federal and applicable state income taxes and (b) the effect of the pro forma adjustments.

                                                 Six months     Twelve months
                                                   ended           ended
                                               April 30, 1999  October 31, 1998
                                                 -----------      -----------
McClain                                                   --          741,000
Thermal Structures and Quality Honeycomb             205,000          163,000
                                                 -----------      -----------
                                                 $   205,000      $   904,000
                                                 ===========      ===========

(12) Represents the incremental minority interest of Lufttansa Technik in the net income of McClain, Thermal Structures and Quality Honeycomb.

                                                 Six months     Twelve months
                                                   ended           ended
                                               April 30, 1999  October 31, 1998
                                                 -----------      -----------
McClain                                                   --          444,000
Thermal Structures and Quality Honeycomb              (5,000)         199,000
                                                 -----------      -----------
                                                 $    (5,000)     $   643,000
                                                 ===========      ===========

(13) As reported in the Company's Form 10-K for the fiscal year ended October 31, 1998.

(14) Represents Thermal Structures' statement of operations for the year ended October 25, 1998.

(15) Represents Quality Honeycomb's statement of operations for the year ended December 27, 1998.

(16) Represents McClain's statement of operations for the nine-month period ended July 31, 1998, the period prior to acquisition.

                                 EXHIBIT INDEX

EXHIBIT     DESCRIPTION
-------     -----------
  2.1       Stock Purchase Agreement dated as of July 12, 1999 among HEICO
            Corporation, Thermal Structures, Inc., Quality Honeycomb,
            Inc., David A. Janes, Vaughn Barnes, Stephen T. Braunheim, DLD
            Investments, LLC, and Acme Freight, LLC (without schedules and exhibits).

 99.1 Thermal Structures, Inc. Financial Statements for the Six Months Ended April 30, 1999

 99.2 Thermal Structures, Inc. Financial Statements for the Years Ended October 25, 1998 and October 26, 1997.